UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)           SEPTEMBER 11, 2002
                                          --------------------------------------


                                 GLOBETRAC INC.
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             (Exact name of registrant as specified in its chapter)


          DELAWARE                    000-33309                 33-0953557
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)

    42 BROOK STREET, LONDON, UNITED KINGDOM                      W1K 5DB
    ---------------------------------------                  -----------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  +44-20-7958-9076
                                                    ----------------

                                 Artescope, Inc.
              29 Abingdon Road, Kensington, London, England, W86AH
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          (Former name or former address, if changed since last report)


                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 27, 2002, GlobeTrac acquired all of the issued shares in Global Axxess Corporation Limited ("GLOBAL AXXESS"). The shares were acquired from the two shareholders of Global Axxess, William Friesen and Wayne Tisdale. GlobeTrac paid $1.00 as consideration for the shares. There is no material relationship between GlobeTrac and these shareholders, except that Mr. Friesen is the registered shareholder of 100,000 common shares of GlobeTrac that he acquired in a private transaction with a third party.

Global Axxess is a private company formed under the laws of the Republic of Ireland. Global Axxess has the exclusive European rights to distribute an innovative suite of global wireless tracking, communication, and telematics devices. These wireless tracking, communications, and telematics devices are developed and manufactured by WebTech Wireless Inc. of Burnaby, British Columbia ("WEBTECH"). The exclusive distribution rights were granted to Global Axxess pursuant to master distributorship agreement dated for reference June 19, 2002, between Global Axxess and WebTech. See Exhibit 10 (attached) for more details on the master distributorship agreement.

ITEM 5.  OTHER EVENTS

GlobeTrac has appointed James (Jim) Pratt as its president and CEO. The company is pleased to have this distinguished gentleman join their team. His vast experience and wisdom will be of great value to GlobeTrac's business. Mr. Pratt has also joined the board of directors.

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FORM 8-K                         GLOBETRAC INC.                      PAGE 2 OF 2


Before joining GlobeTrac, Mr. Pratt served as the CEO of Peoples Phone in Hong Kong and the managing director of Telstra International's offshore wireless business interests. Mr. Pratt represents Singtel Optus Limited as the chairman of the GSM Association and is a director of Brek Energy Corporation, a Nasdaq-quoted company.

Mr. Pratt and John daCosta have also been appointed to the board of directors of Global Axxess to replace the William Friesen and Wayne Tisdale who have resigned as part of the share acquisition of Global Axxess.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

As the acquisition cost of the shares of Global Axxess represents less than 20% of the asset base of GlobeTrac, there is no requirement to file pro-forma financial statements. The acquisition of Global Axxess will be reflected in GlobeTrac's next quarterly financial statements and filed with its Form 10-QSB.

      EXHIBIT                     DESCRIPTION
      -------                     -----------

Exhibit 10             Master Distributorship Agreement               Included
                       dated for reference June 19, 2002,
                       among WebTech Wireless International,
                       WebTech Wireless Inc. and Global
                       Axxess Corporation Limited



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, GlobeTrac Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.


                                                  GLOBETRAC INC.



Dated: September 11, 2002                By:     /s/ John daCosta
                                             -----------------------------------
                                                JOHN DACOSTA - CFO & Director